SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2007

COGNOS INCORPORATED

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

0-16006	98-0119485
(Commission File Number No.)	(IRS Employer Identification No.)

3755 Riverside Drive

P.O. Box 9707, Station T

Ottawa, Ontario, Canada K1G 4K9

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(613) 738-1440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On September 28, 2007, Cognos Incorporated, a Canadian corporation (“Cognos”) and its wholly owned subsidiary, Cognos Corporation (“Cognos US” and, collectively with Cognos, the “Borrowers”), a Delaware corporation, entered into a Credit Agreement (the “Credit Agreement”) with (i) the institutions named therein as Canadian Lenders, (ii) the institutions named therein as US Lenders, (iii) TD Securities and Bank of America, National Association, as Co-Lead Arrangers and Joint Bookmanagers, (iv) The Toronto-Dominion Bank, as Canadian Administration Agent, and (v) Toronto Dominion (Texas) LLC, as US Administration Agent.

Pursuant to the Credit Agreement, the Borrowers will have a $200,000,000 five-year committed revolving credit facility available to them on the terms and conditions set forth in the Credit Agreement. If the conditions to drawdown are met, as set forth in the Credit Agreement, including but not limited to the accuracy of certain representations and warranties, and the continued compliance with certain financial and other covenants, the Borrowers may drawdown under the facility at such times and in such amounts, subject to the terms of the Credit Agreement, as the Borrowers shall determine. Draw downs may be in U.S. dollars or Canadian dollars. The Credit Facility was entered into to meet general corporate purposes. As of the date hereof, no amount has been drawn on the credit facility. Pursuant to the Credit Agreement, interest is calculated dependent on the currency, term, type of borrowing and performance of certain financial covenants. This credit facility is subject to a commitment fee which is calculated based on performance of certain financial covenants. The Borrowers have the option to reduce the credit available in multiples of $5,000,000, without penalty.

The Credit Agreement has been filed as an exhibit to this Form 8-K to provide you with information regarding the terms thereof. Such agreement and the summary of such agreement as set forth herein is not intended to modify or supplement any factual disclosures about Cognos in Cognos’ public reports filed with the SEC. In particular, the Credit Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Cognos. The foregoing description of the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1	Credit Agreement, dated September 28, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNOS INCORPORATED
(Registrant)

Dated: October 1, 2007	By:	/s/ Tom Manley
Tom Manley
Senior Vice President, Finance &
Administration and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated September 28, 2007